UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PALVELLA THERAPEUTICS, INC.

(Name of Registrant as specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

www.investorvote.com/PVLA Step 1: Go to www.investorvote.com/PVLA. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/PVLA or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 04997I Important Notice Regarding the Availability of Proxy Materials for the Palvella Therapeutics, Inc. Stockholder Meeting to be Held on June 10, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 10-K for fiscal year end December 31, 2025 are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 29, 2026 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/PVLA. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Palvella Therapeutics, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 29, 2026. Palvella Therapeutics, Inc. Annual Meeting of Stockholders will be held on June 10, 2026 virtually via the internet at https://meetnow.global/MZMQXWT at 11:00 AM EST. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2, 3, 5 and 6, and 1 YEAR on Proposal 4: 1. Election of three director nominees to serve as Class III directors whose term will expire in 2029: 01 - George M. Jenkins 02 - Todd C. Davis 03 - John Doux, M.D. 2. Ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the 2026 fiscal year. 3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers. 4. Approval, on an advisory basis, of the preferred frequency of future advisory votes on the compensation paid to the Company’s named executive officers. 5. Approval of an amendment to the 2024 Equity Incentive Plan to increase the authorized shares issuable under the 2024 Plan by 750,000 shares. 6. Approval of an adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposal 5. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Stockholder Meeting Notice